UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): January 28, 2004

                       Technology Investment Capital Corp.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

       Maryland                      333-109055             20-0118736
       --------                      ----------             ----------
  (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)



   8 Sound Shore Drive, Suite 215, Greenwich, CT                06830
   ---------------------------------------------                -----
     (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code  203-661-3122
                                                    ------------

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          (Former name or former address, if changed since last report)



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



Item 9. Regulation FD Disclosure.

          The following press release was issued by Technology Investment Capital Corp. on January 28, 2004:

For Immediate Release
January 28, 2004



                   TICC ANNOUNCES $10 MILLION TRANSACTION WITH
                               QUESTIA MEDIA, INC.


Greenwich, CT - January 28, 2004 - Technology Investment Capital Corp. (Nasdaq:
TICC) announced today that it has completed a $10 million transaction with Questia Media, Inc., a leading provider of online educational materials. Questia has created one of the largest online libraries of academic books and journals which is used by tens of thousands of students worldwide. TICC's investment consists of $8 million of 5-year senior notes and a commitment for an additional $2 million of senior notes as Questia achieves certain milestones. The notes provide for a current interest rate of 12% and a pay-in-kind (PIK) feature of an additional 6% of the invested amount.

The investment in Questia Media is TICC's first since completing its public offering and was consummated on the terms described in the prospectus. TICC expects to provide additional information about this transaction in its upcoming filings.

About Questia Media, Inc.
Founded in 1998, Questia Media, Inc., launched its revolutionary online library in January 2001, with powerful search and writing tools created specifically to help students do better research and write better papers. Questia provides unlimited access to the full content of an extensive collection of books, journal, magazine and newspaper articles, as well as a wide range of tools, including highlighter, markup, automatic footnotes and bibliography builder. For students and researchers worldwide, the Questia service enables them to efficiently research and compose papers at any time, from any computer with Internet connectivity. Based in Houston, Questia is delivering on the true promise of the Internet by providing access to a wealth of human knowledge. Visit www.questia.com for more information.

About Technology Investment Capital Corp.
Technology Investment Capital Corp. is a newly formed, publicly traded specialty finance company, organized as a closed-end, non-diversified investment company that is a business development company under the Investment Company Act of 1940. Companies interested in learning more about TICC's financing opportunities should contact Barry Osherow at (203) 661-9572.

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

This press release contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ from the results projected in the forward looking statements.


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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       Technology Investment Capital Corp.
                       -----------------------------------
                                  (Registrant)

                              /s/ Saul B. Rosenthal
                   -------------------------------------------
                                   (Signature)
Date: January 28, 2004
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                      By:    Saul Rosenthal
                         ---------------------------
                      Title: Chief Operating Officer
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